                                                         Free Writing Prospectus
                                                      Filed Pursuant to Rule 433
                                          Registration Statement No.: 333-121559

[Banc of America Securities logo]

                    -----------------------------------------

     THE ASSET-BACKED SECURITIES REFERRED TO IN THESE MATERIALS, AND THE ASSET
POOLS BACKING THEM, ARE SUBJECT TO MODIFICATION OR REVISION (INCLUDING THE
POSSIBILITY THAT ONE OR MORE CLASSES OF SECURITIES MAY BE SPLIT, COMBINED OR
ELIMINATED AT ANY TIME PRIOR TO ISSUANCE OR AVAILABILITY OF A FINAL PROSPECTUS)
AND ARE OFFERED ON A "WHEN, AS AND IF ISSUED" BASIS. YOU UNDERSTAND THAT, WHEN
YOU ARE CONSIDERING THE PURCHASE OF THESE SECURITIES, A CONTRACT OF SALE WILL
COME INTO BEING NO SOONER THAN THE DATE ON WHICH THE RELEVANT CLASS HAS BEEN
PRICED AND WE HAVE CONFIRMED THE ALLOCATION OF SECURITIES TO BE MADE TO YOU; ANY
"INDICATIONS OF INTEREST" EXPRESSED BY YOU, AND ANY "SOFT CIRCLES" GENERATED BY
US, WILL NOT CREATE BINDING CONTRACTUAL OBLIGATIONS FOR YOU OR US.

     BECAUSE THE ASSET-BACKED SECURITIES ARE BEING OFFERED ON A "WHEN, AS AND IF
ISSUED" BASIS, ANY SUCH CONTRACT WILL TERMINATE, BY ITS TERMS, WITHOUT ANY
FURTHER OBLIGATION OR LIABILITY BETWEEN US, IF THE SECURITIES THEMSELVES, OR THE
PARTICULAR CLASS TO WHICH THE CONTRACT RELATES, ARE NOT ISSUED. BECAUSE THE
ASSET-BACKED SECURITIES ARE SUBJECT TO MODIFICATION OR REVISION, ANY SUCH
CONTRACT ALSO IS CONDITIONED UPON THE UNDERSTANDING THAT NO MATERIAL CHANGE WILL
OCCUR WITH RESPECT TO THE RELEVANT CLASS OF SECURITIES PRIOR TO THE CLOSING
DATE. IF A MATERIAL CHANGE DOES OCCUR WITH RESPECT TO SUCH CLASS, OUR CONTRACT
WILL TERMINATE, BY ITS TERMS, WITHOUT ANY FURTHER OBLIGATION OR LIABILITY
BETWEEN US (THE "AUTOMATIC TERMINATION"). IF AN AUTOMATIC TERMINATION OCCURS, WE
WILL PROVIDE YOU WITH REVISED OFFERING MATERIALS REFLECTING THE MATERIAL CHANGE
AND GIVE YOU AN OPPORTUNITY TO PURCHASE SUCH CLASS. TO INDICATE YOUR INTEREST IN
PURCHASING THE CLASS, YOU MUST COMMUNICATE TO US YOUR DESIRE TO DO SO WITHIN
SUCH TIMEFRAME AS MAY BE DESIGNATED IN CONNECTION WITH YOUR RECEIPT OF THE
REVISED OFFERING MATERIALS.

MBS NEW ISSUE - TERM SHEET ADDITIONAL DISCLOSURE (GROUP 4-A CERTIFICATES)

MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-C
$415,787,000 (APPROXIMATE)

BANC OF AMERICA FUNDING CORPORATION
DEPOSITOR

BANK OF AMERICA, NATIONAL ASSOCIATION
SPONSOR

WELLS FARGO BANK, N.A.
TRUSTEE

BANK OF AMERICA, NATIONAL ASSOCIATION
SERVICER

MARCH 16, 2006

BANC OF AMERICA SECURITIES LLC
The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------
BAFC 2006-C              $415,787,000 (approximate)
--------------------------------------------------------------------------------

                                   DISCLAIMER
                                   ----------

This free writing prospectus is being delivered to you solely to provide you with information about the offering of the securities referred to in this free writing prospectus and to solicit an offer to purchase the securities, when, as and if issued. Any such offer to purchase made by you will not be accepted and will not constitute a contractual commitment by you to purchase any of the securities until we have accepted your offer to purchase securities. We will not accept any offer by you to purchase the securities, and you will not have any contractual commitment to purchase any of the securities until after you have received the preliminary prospectus. You may withdraw your offer to purchase securities at any time prior to our acceptance of your offer.

The information in this free writing prospectus supersedes information contained in any prior similar free writing prospectus relating to these securities prior to the time of your commitment to purchase.

This free writing prospectus is not an offer to sell or solicitation of an offer to buy these securities in any state where such offer, solicitation or sale is not permitted.

                             IRS CIRCULAR 230 NOTICE

TO ENSURE COMPLIANCE WITH REQUIREMENTS IMPOSED BY THE INTERNAL REVENUE SERVICE,
WE INFORM YOU THAT (A) ANY UNITED STATES FEDERAL TAX ADVICE CONTAINED HEREIN
(INCLUDING ANY ATTACHMENTS OR ENCLOSURES) WAS NOT INTENDED OR WRITTEN TO BE
USED, AND CANNOT BE USED, FOR THE PURPOSE OF AVOIDING UNITED STATES FEDERAL TAX
PENALTIES, (B) ANY SUCH ADVICE WAS WRITTEN TO SUPPORT THE PROMOTION OR MARKETING
OF THE TRANSACTIONS OR MATTERS ADDRESSED HEREIN AND (C) ANY TAXPAYER TO WHOM THE
TRANSACTIONS OR MATTERS ARE BEING PROMOTED, MARKETED OR RECOMMENDED SHOULD SEEK
ADVICE BASED ON ITS PARTICULAR CIRCUMSTANCES FROM AN INDEPENDENT TAX ADVISOR.

ANY DISCLAIMERS OR OTHER NOTICES THAT MAY APPEAR BELOW THIS DOCUMENT ARE NOT
APPLICABLE TO THIS COMMUNICATION AND SHOULD BE DISREGARDED. SUCH DISCLAIMERS OR
OTHER NOTICES WERE AUTOMATICALLY GENERATED AS A RESULT OF THIS COMMUNICATION
BEING SENT VIA BLOOMBERG OR ANOTHER EMAIL SYSTEM.

                                                                               2
BANC OF AMERICA SECURITIES LLC
The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------
BAFC 2006-C              $415,787,000 (approximate)
--------------------------------------------------------------------------------

>>       UPDATED PRELIMINARY SUMMARY OF CERTIFICATES,
         PRELIMINARY SUMMARY OF TERMS, PRELIMINARY PRIORITY
         OF DISTRIBUTIONS AND DECREMENT TABLES WITH RESPECT
         TO THE GROUP 4-A CERTIFICATES                                    PG. 4

                                                                               3
BANC OF AMERICA SECURITIES LLC
The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------
BAFC 2006-C              $415,787,000 (approximate)
--------------------------------------------------------------------------------

   UPDATED PRELIMINARY SUMMARY OF CERTIFICATES, PRELIMINARY SUMMARY OF TERMS,
 PRELIMINARY PRIORITY OF DISTRIBUTIONS AND DECREMENT TABLES WITH RESPECT TO THE
                             GROUP 4-A CERTIFICATES

This is supplemental information to the term sheet dated March 13, 2006 (the
"Term Sheet") and the term sheet additional disclosure dated March 15, 2006 (the
"March 15 Additional Disclosure") and supersedes the bond information contained in the Term Sheet and the March 15 Additional Disclosure.

The information listed in the tables on pages 4 and 5 of the Term Sheet with respect to the Class 4-A-1 Certificates and Class 4-A-2 Certificates described therein is replaced in its entirety with the following information:

----------------------------------------------------------------------------------------------------------------------
                                        PRELIMINARY SUMMARY OF CERTIFICATES
----------------------------------------------------------------------------------------------------------------------
                                                     TO ROLL (1)
----------------------------------------------------------------------------------------------------------------------
                                                                                 Expected
                                                             Est.   Est. Prin.  Maturity to               Expected
                  Approx.                                    WAL     Window     Roll @ 25%   Delay        Ratings
Class             Size (2)       Interest - Principal Type  (yrs)    (mos)        CPB        Days       (S&P/Fitch)
-------------- --------------- ---------------------------- ------- ---------- ------------- ------- ---------------------

OFFERED CERTIFICATES
-------------- --------------- ---------------------------- ------- ---------- ------------- ------- ---------------------
    4-A-1     105,948,000.00    Variable - Sequential (6)    1.40     1-40          40         19          AAA/AAA
-------------- --------------- ---------------------------- ------- ---------- ------------- ------- ---------------------
    4-A-2      15,875,000.00    Variable - Sequential (6)    3.85     40-53         53         19          AAA/AAA
-------------- --------------- ---------------------------- ------- ---------- ------------- ------- ---------------------
    4-A-3      44,381,000.00    Variable - Sequential (6)    7.17    53-120        120         19          AAA/AAA
-------------- --------------- ---------------------------- ------- ---------- ------------- ------- ---------------------
    4-A-4       7,720,000.00    Variable - Pass-Through (6)  3.17     1-120        120         19          AAA/AAA
-------------- --------------- ---------------------------- ------- ---------- ------------- ------- ---------------------

(1)   Assumes any outstanding principal balance on the Group 1-A, the Group 2-A, the Group 3-A and the Group 4-A Certificates will be paid in full on the
      Distribution Date occurring in the month of March 2009, March 2011, March
      2013 and March 2016, respectively.

(2)   Class sizes are subject to change.

(6)   For each Distribution Date interest will accrue on these certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 4 Mortgage Loans (based upon the Stated Principal Balances of the Group 4 Mortgage Loans on the due date in the month preceding the month of such Distribution Date).

----------------------------------------------------------------------------------------------------------------------
                                         PRELIMINARY SUMMARY OF CERTIFICATES
----------------------------------------------------------------------------------------------------------------------
                                                     TO MATURITY
----------------------------------------------------------------------------------------------------------------------

                                                                    Est. Prin.
                                                                     Window
                                                              Est.    @ 25%       Expected                  Expected
                   Approx.                                    WAL      CPR     Final Maturity   Delay       Ratings
Class              Size (1)     Interest - Principal Type    (yrs)    (mos)          (2)        Days      (S&P/Fitch)
-------------- --------------- ---------------------------- ------- ---------- ------------- ------- ---------------------

OFFERED CERTIFICATES
-------------- --------------- ---------------------------- ------- ---------- ------------- ------- ---------------------
    4-A-1      105,948,000.00    Variable - Sequential (6)    1.40     1-40          306          19         AAA/AAA
-------------- --------------- ---------------------------- ------- ---------- ------------- ------- ---------------------
    4-A-2       15,875,000.00    Variable - Sequential (6)    3.85     40-53         322          19         AAA/AAA
-------------- --------------- ---------------------------- ------- ---------- ------------- ------- ---------------------
    4-A-3       44,381,000.00    Variable - Sequential (6)    7.80    53-360         360          19         AAA/AAA
-------------- --------------- ---------------------------- ------- ---------- ------------- ------- ---------------------
    4-A-4        7,720,000.00    Variable - Pass-Through (6)  3.34     1-360         360          19         AAA/AAA
-------------- --------------- ---------------------------- ------- ---------- ------------- ------- ---------------------

(1)   Class sizes are subject to change.

(2)   Expected Final Maturity (except with respect to the Class 4-A-1 and Class
      4-A-2 Certificates) are calculated based on the maturity date of the latest maturing loan for each Loan Group. With respect to the Class 4-A-1 and Class 4-A-2 Certificates, Expected Final Maturity are calculated based on the modeling assumptions, the assumption that there are no prepayments and the assumption that no optional termination occurs.

                                                                               4
BANC OF AMERICA SECURITIES LLC
The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------
BAFC 2006-C              $415,787,000 (approximate)
--------------------------------------------------------------------------------

(6)   For each Distribution Date interest will accrue on these certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 4 Mortgage Loans (based upon the Stated Principal Balances of the Group 4 Mortgage Loans on the due date in the month preceding the month of such Distribution Date).

The definition of "Group 4-A Certificates" on page 8 of the Term Sheet is amended to include the Class 4-A-3 Certificates and the Class 4-A-4
Certificates, the definition of "Super Senior Certificates" on page 8 of the
Term Sheet is amended to include the Class 4-A-2 Certificates and the Class
4-A-3 Certificates, and the definition of "Super Senior Support Certificates" on page 8 of the Term Sheet is amended to replace the Class 4-A-2 Certificates with the Class 4-A-4 Certificates.

The fifth sentence of the description under the heading "Principal Distribution"
on page 11 of the Term Sheet is replaced in its entirety with the following sentence:

         "95.5612796394% of the Senior Principal Distribution Amount for Group 4
         will generally be allocated to the Class 4-A-1, Class 4-A-2 and Class
         4-A-3 Certificates in a sequential manner in that order and
         4.4387203606% of the Senior Principal Distribution Amount for Group 4
         will generally be allocated to the Class 4-A-4 Certificates."

The following preliminary priority of distributions is applicable to the Group
4-A Certificates (in lieu of the first two levels described in the diagram set forth on page 18 of the Term Sheet):

--------------------------------------------------------------------------------
        PRELIMINARY PRIORITY OF DISTRIBUTIONS FOR GROUP 4-A CERTIFICATES
--------------------------------------------------------------------------------
Distributions to the Group 4-A Certificates will be made on each Distribution
Date from the Pool Distribution Amount for Loan Group 4, in the following order of priority:
--------------------------------------------------------------------------------

                      PRELIMINARY PRIORITY OF DISTRIBUTIONS
         --------------------------------------------------------------
              First, to the Group 4-A Certificates to pay Interest;
         --------------------------------------------------------------
                                        |
                                        |
                                        V
         --------------------------------------------------------------
                 Second, 95.5612796394% of the Senior Principal
                Distribution Amount for Group 4 will generally be
                  allocated to the Class 4-A-1, Class 4-A-2 and
                 Class 4-A-3 Certificates in a sequential manner
                  in that order and 4.4387203606% of the Senior
                 Principal Distribution Amount for Group 4 will
             generally be allocated to the Class 4-A-4 Certificates.
         --------------------------------------------------------------

The decrement table set forth on page 10 of the March 15 Additional Disclosure is replaced in its entirety with the following tables:

                                                                               5
BANC OF AMERICA SECURITIES LLC
The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------
BAFC 2006-C              $415,787,000 (approximate)
--------------------------------------------------------------------------------

                                                  PERCENTAGE OF INITIAL CLASS BALANCE OUTSTANDING
                                               AT THE RESPECTIVE PERCENTAGES OF CPR SET FORTH BELOW:
                                                                   CLASS 4-A-1
                        -------------------------------------------------------------------------------------------
    DISTRIBUTION DATE          0%           10%          20%          25%          30%          40%          50%
    -----------------          --           ---          ---          ---          ---          ---          ---

    March 31, 2006             100           100          100          100          100          100          100
    March 20, 2007             100            84           67           59           51           34           18
    March 20, 2008             100            69           41           28           16            0            0
    March 20, 2009             100            55           20            6            0            0            0
    March 20, 2010             100            43            4            0            0            0            0
    March 20, 2011              99            33            0            0            0            0            0
    March 20, 2012              99            23            0            0            0            0            0
    March 20, 2013              99            14            0            0            0            0            0
    March 20, 2014              99             7            0            0            0            0            0
    March 20, 2015              99             1            0            0            0            0            0
    March 20, 2016              99             0            0            0            0            0            0
    March 20, 2017              95             0            0            0            0            0            0
    March 20, 2018              91             0            0            0            0            0            0
    March 20, 2019              87             0            0            0            0            0            0
    March 20, 2020              83             0            0            0            0            0            0
    March 20, 2021              78             0            0            0            0            0            0
    March 20, 2022              73             0            0            0            0            0            0
    March 20, 2023              68             0            0            0            0            0            0
    March 20, 2024              62             0            0            0            0            0            0
    March 20, 2025              55             0            0            0            0            0            0
    March 20, 2026              48             0            0            0            0            0            0
    March 20, 2027              41             0            0            0            0            0            0
    March 20, 2028              33             0            0            0            0            0            0
    March 20, 2029              24             0            0            0            0            0            0
    March 20, 2030              15             0            0            0            0            0            0
    March 20, 2031               5             0            0            0            0            0            0
    March 20, 2032               0             0            0            0            0            0            0
    March 20, 2033               0             0            0            0            0            0            0
    March 20, 2034               0             0            0            0            0            0            0
    March 20, 2035               0             0            0            0            0            0            0
    March 20, 2036               0             0            0            0            0            0            0

Weighted Average Life to
Maturity (in years) (1)        19.03           3.79         1.80         1.40        1.13          0.79         0.59

-----------------------------------------------------

(1) The weighted average life of a class of Certificates is determined by (i)
    multiplying the amount of each distribution in reduction of the class balance by the number of years from the date of the issuance of such class to the related Distribution Date, (ii) adding the results and (iii) dividing the sum by the initial class balance.

                                                                               6
BANC OF AMERICA SECURITIES LLC
The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------
BAFC 2006-C              $415,787,000 (approximate)
--------------------------------------------------------------------------------

                                                  PERCENTAGE OF INITIAL CLASS BALANCE OUTSTANDING
                                               AT THE RESPECTIVE PERCENTAGES OF CPR SET FORTH BELOW:
                                                                     CLASS 4-A-2
                     --------------------------------------------------------------------------------------------
    DISTRIBUTION DATE         0%           10%          20%          25%          30%          40%          50%
    -----------------         --           ---          ---          ---          ---          ---          ---

    March 31, 2006            100          100          100          100          100          100          100
    March 20, 2007            100          100          100          100          100          100          100
    March 20, 2008            100          100          100          100          100           74            0
    March 20, 2009            100          100          100          100           56            0            0
    March 20, 2010            100          100          100           34            0            0            0
    March 20, 2011            100          100           47            0            0            0            0
    March 20, 2012            100          100            0            0            0            0            0
    March 20, 2013            100          100            0            0            0            0            0
    March 20, 2014            100          100            0            0            0            0            0
    March 20, 2015            100          100            0            0            0            0            0
    March 20, 2016            100           66            0            0            0            0            0
    March 20, 2017            100           25            0            0            0            0            0
    March 20, 2018            100            0            0            0            0            0            0
    March 20, 2019            100            0            0            0            0            0            0
    March 20, 2020            100            0            0            0            0            0            0
    March 20, 2021            100            0            0            0            0            0            0
    March 20, 2022            100            0            0            0            0            0            0
    March 20, 2023            100            0            0            0            0            0            0
    March 20, 2024            100            0            0            0            0            0            0
    March 20, 2025            100            0            0            0            0            0            0
    March 20, 2026            100            0            0            0            0            0            0
    March 20, 2027            100            0            0            0            0            0            0
    March 20, 2028            100            0            0            0            0            0            0
    March 20, 2029            100            0            0            0            0            0            0
    March 20, 2030            100            0            0            0            0            0            0
    March 20, 2031            100            0            0            0            0            0            0
    March 20, 2032             63            0            0            0            0            0            0
    March 20, 2033              0            0            0            0            0            0            0
    March 20, 2034              0            0            0            0            0            0            0
    March 20, 2035              0            0            0            0            0            0            0
    March 20, 2036              0            0            0            0            0            0            0

Weighted Average Life to       26.18        10.40         4.99         3.85         3.08         2.15         1.58
Maturity (in years) (1)

-----------------------------------------------------

(1) The weighted average life of a class of Certificates is determined by (i)
    multiplying the amount of each distribution in reduction of the class balance by the number of years from the date of the issuance of such class to the related Distribution Date, (ii) adding the results and (iii) dividing the sum by the initial class balance.

                                                                               7
BANC OF AMERICA SECURITIES LLC
The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------
BAFC 2006-C              $415,787,000 (approximate)
--------------------------------------------------------------------------------

                                                  PERCENTAGE OF INITIAL CLASS BALANCE OUTSTANDING
                                               AT THE RESPECTIVE PERCENTAGES OF CPR SET FORTH BELOW:
                                                                       CLASS 4-A-3
                     --------------------------------------------------------------------------------------------
    DISTRIBUTION DATE        0%           10%          20%          25%          30%          40%          50%
    -----------------        --           ---          ---          ---          ---          ---          ---

    March 31, 2006           100           100          100          100          100          100          100
    March 20, 2007           100           100          100          100          100          100          100
    March 20, 2008           100           100          100          100          100          100           86
    March 20, 2009           100           100          100          100          100           73           40
    March 20, 2010           100           100          100          100           84           44           20
    March 20, 2011           100           100          100           84           59           26           10
    March 20, 2012           100           100           93           63           41           16            5
    March 20, 2013           100           100           75           47           29            9            3
    March 20, 2014           100           100           60           35           20            6            1
    March 20, 2015           100           100           48           26           14            3            1
    March 20, 2016           100           100           38           20           10            2            *
    March 20, 2017           100           100           30           15            7            1            *
    March 20, 2018           100            95           23           11            5            1            *
    March 20, 2019           100            84           18            8            3            *            *
    March 20, 2020           100            73           14            6            2            *            *
    March 20, 2021           100            63           11            4            1            *            *
    March 20, 2022           100            55            8            3            1            *            *
    March 20, 2023           100            47            6            2            1            *            *
    March 20, 2024           100            41            5            2            *            *            *
    March 20, 2025           100            35            4            1            *            *            *
    March 20, 2026           100            29            3            1            *            *            *
    March 20, 2027           100            24            2            1            *            *            *
    March 20, 2028           100            20            2            *            *            *            *
    March 20, 2029           100            16            1            *            *            *            *
    March 20, 2030           100            13            1            *            *            *            *
    March 20, 2031           100            10            1            *            *            *            *
    March 20, 2032           100             8            *            *            *            *            *
    March 20, 2033            95             5            *            *            *            *            *
    March 20, 2034            65             3            *            *            *            *            *
    March 20, 2035            33             1            *            *            *            *            *
    March 20, 2036             0             0            0            0            0            0            0

Weighted Average Life to      28.47         17.76         9.94         7.80         6.30         4.36         3.18
Maturity (in years) (1)

-----------------------------------------------------

(1) The weighted average life of a class of Certificates is determined by (i)
    multiplying the amount of each distribution in reduction of the class balance by the number of years from the date of the issuance of such class to the related Distribution Date, (ii) adding the results and (iii) dividing the sum by the initial class balance.

*   Less than 0.5%, but greater than zero.

                                                                               8
BANC OF AMERICA SECURITIES LLC
The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------
BAFC 2006-C              $415,787,000 (approximate)
--------------------------------------------------------------------------------

                                                  PERCENTAGE OF INITIAL CLASS BALANCE OUTSTANDING
                                               AT THE RESPECTIVE PERCENTAGES OF CPR SET FORTH BELOW:
                                                                     CLASS 4-A-4
                     --------------------------------------------------------------------------------------------
    DISTRIBUTION DATE         0%           10%          20%          25%          30%          40%          50%
    -----------------         --           ---          ---          ---          ---          ---          ---

    March 31, 2006            100          100          100          100          100          100          100
    March 20, 2007            100           90           79           74           69           58           48
    March 20, 2008            100           80           62           54           47           34           23
    March 20, 2009            100           72           49           40           32           20           11
    March 20, 2010            100           64           39           30           22           12            5
    March 20, 2011            100           57           31           22           16            7            3
    March 20, 2012            100           51           25           17           11            4            1
    March 20, 2013             99           45           20           13            8            3            1
    March 20, 2014             99           41           16            9            5            2            *
    March 20, 2015             99           37           13            7            4            1            *
    March 20, 2016             99           33           10            5            3            1            *
    March 20, 2017             97           29            8            4            2            *            *
    March 20, 2018             94           25            6            3            1            *            *
    March 20, 2019             92           22            5            2            1            *            *
    March 20, 2020             89           19            4            2            1            *            *
    March 20, 2021             86           17            3            1            *            *            *
    March 20, 2022             83           15            2            1            *            *            *
    March 20, 2023             79           13            2            1            *            *            *
    March 20, 2024             76           11            1            *            *            *            *
    March 20, 2025             71            9            1            *            *            *            *
    March 20, 2026             67            8            1            *            *            *            *
    March 20, 2027             62            7            1            *            *            *            *
    March 20, 2028             57            5            *            *            *            *            *
    March 20, 2029             52            4            *            *            *            *            *
    March 20, 2030             46            3            *            *            *            *            *
    March 20, 2031             40            3            *            *            *            *            *
    March 20, 2032             33            2            *            *            *            *            *
    March 20, 2033             25            1            *            *            *            *            *
    March 20, 2034             17            1            *            *            *            *            0
    March 20, 2035              9            *            *            *            *            *            0
    March 20, 2036              0            0            0            0            0            0            0

Weighted Average Life to       22.23         8.15         4.28         3.34         2.70         1.88         1.38
Maturity (in years) (1)

-----------------------------------------------------

(1) The weighted average life of a class of Certificates is determined by (i)
    multiplying the amount of each distribution in reduction of the class balance by the number of years from the date of the issuance of such class to the related Distribution Date, (ii) adding the results and (iii) dividing the sum by the initial class balance.

*   Less than 0.5%, but greater than zero.

                                                                               9
BANC OF AMERICA SECURITIES LLC
The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.